EXHIBIT 99.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K of American Superconductor Corporation (the “Company”) for the period ended March 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, Gregory J. Yurek, Chief Executive Officer of the Company, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to American Superconductor Corporation and will be retained by American Superconductor Corporation and furnished to the Securities and Exchange Commission or its staff upon request.

/S/    GREGORY J. YUREK

Gregory J. Yurek

Chief Executive Officer

June 30, 2003

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K of American Superconductor Corporation (the “Company”) for the period ended March 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, Kevin Bisson, Chief Financial Officer of the Company, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to American Superconductor Corporation and will be retained by American Superconductor Corporation and furnished to the Securities and Exchange Commission or its staff upon request.

/S/    KEVIN BISSON

Kevin Bisson

Chief Financial Officer

June 30, 2003